UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   July 21, 2006 (July 20, 2006)
RURBAN FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
401 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)
(419) 783-8950

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On July 20, 2006, Rurban Financial Corp. (the “Company”) hosted a conference call and webcast to discuss its results for the second fiscal quarter ended June 30, 2006. A copy of the script for the conference call and webcast is furnished as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.
Item 7.01 – Regulation FD Disclosure
     On July 20, 2006, the Company issued a press release announcing that its Board of Directors has declared a second quarter 2006 dividend of $0.05 per share payable on August 18, 2006 to all shareholders of record on August 4, 2006. A copy of the July 20, 2006 news release is furnished as Exhibit 99.2 and is incorporated herein by reference.
     The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.
Item 9.01 Financial Statements and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits

Exhibit No.	Description

99.1	Script of conference call and webcast conducted on July 20, 2006

99.2	News release issued by Rurban Financial Corp. on July 20, 2006 regarding declaration of second quarter dividend

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: July 21, 2006	By:	/s/ Duane L. Sinn

Duane L. Sinn Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated July 21, 2006
Rurban Financial Corp.

Exhibit No.	Description

99.1	Script of conference call and webcast conducted on July 20, 2006

99.2	News release issued by Rurban Financial Corp. on July 20, 2006 regarding declaration of second quarter dividend